Other intangible assets	12 Months Ended
Dec. 31, 2019
Other intangible assets
21 Other intangible assets
	2019			2018
end of	Gross carrying amount	Accumu- lated amorti- zation	Net carrying amount	Gross carrying amount	Accumu- lated amorti- zation	Net carrying amount
Other intangible assets (CHF million)
Trade names/trademarks	27	(26)	1	27	(26)	1
Client relationships	20	(2)	18	43	(20)	23
Other	(3)	4	1	(2)	2	0
Total amortizing other intangible assets	44	(24)	20	68	(44)	24
Non-amortizing other intangible assets	271	–	271	195	–	195
of which mortgage servicing rights, at fair value	244	–	244	163	–	163
Total other intangible assets	315	(24)	291	263	(44)	219
Additional information
in	2019	2018	2017
Aggregate amortization and impairment (CHF million)
Aggregate amortization	5	8	7
Impairment	5	1	2
Estimated amortization
Estimated amortization (CHF million)
2020	3
2021	2
2022	2
2023	2
2024	2